Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
25.	COMMITMENTS AND CONTINGENCIES

Ivanhoe Mines has, in the normal course of its business, entered into various long-term contracts, which include commitments for future operating payments under contracts for drilling, engineering, equipment rentals and other arrangements as follows:

2012	664,304
2013	4,419
2014	382
2015	382
2016 onwards	64

669,551

Due to the size, complexity and nature of the Company's operations, various legal and tax matters arise in the ordinary course of business. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.